CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of Mediscience Technology Corp., (the "Company") on Form 10-QSB for the period ended August 31, 2003 (the "Report"), I, Peter Katevatis, Chairman and Chief Executive Officer of the Company, hereby certify that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                            /s/ Peter Katevatis
                                            ------------------------------------
                                            Peter Katevatis
                                            Chairman and Chief Executive Officer
Date: October 15, 2003                      (Chief Accounting Officer)